Exhibit 10(a) INDEPENDENT AUDITORS' CONSENT

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-31288 of Allstate Life Insurance Company Seperate Account A of Allstate Life Insurance Company on Form N-4 of our report dated February 25, 2000 relating to the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company, and our report dated March 27, 2000 relating to the financial statements of Allstate Life Insurance Company Seperate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life Insurance Company Seperate Account A of Allstate Life Insurance Company), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.



Chicago, Illinois
April 26, 2000



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Exhibit 10(b)

FREEDMAN, LEVY, KROLL & SIMONDS



                                   CONSENT OF

                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in the Form N-4 Registration Statement (File No. 333-31288) of Allstate Life Insurance Company Separate Account A.

/s/ Freedman, Levy, Kroll & Simonds
-----------------------------------
FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
April 26, 2000